Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ADDvantage Technologies Group, Inc. (the “Company”) for the year ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Kenneth A. Chymiak, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained on the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 27, 2006                                    /s/ Kenneth A. Chymiak
                                                                                       Kenneth A. Chymiak
                                                                                       President and Chief Executive Officer